Supplement dated July 23, 2014

To the Prospectuses dated May 1, 2014, as amended, for

NYLIAC Variable Universal Life 2000

NYLIAC Survivorship Variable Universal Life

NYLIAC Variable Universal Life Provider

New York Life Variable Universal Life Accumulator

New York Life Survivorship Variable Universal Life Accumulator

NYLIAC Single Premium Variable Universal Life

NYLIAC Variable Universal Life

New York Life Legacy Creator Single Premium Variable Universal Life

New York Life Variable Universal Life Accumulator Plus

New York Life Lifetime Wealth Variable Universal Life1

Investing in

NYLIAC Variable Universal Life Separate Account - I

This supplement amends the May 1, 2014 prospectuses (the “Prospectuses”) for the New York Life variable universal life policies referenced above. You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to amend the Prospectuses to reflect a change in the investment advisory arrangements for the BlackRock® Global Allocation V.I. Fund – Class III (the “Global Allocation Fund”) and the BlackRock® High Yield V.I. Fund – Class I (the “High Yield Fund”).

Keeping this purpose in mind, please note the following:

BlackRock® Global Allocation V.I. Fund – Class III

Effective July 1, 2014, the sub-advisory agreements between BlackRock Advisors, LLC (“BlackRock”) and BlackRock Investment Management, LLC (“BIM”) with respect to the Global Allocation Fund expired. BlackRock will remain as the investment adviser to the Global Allocation Fund and will provide investment advisory services to the Global Allocation Fund pursuant to the investment advisory agreement currently in effect. The same portfolio management teams will continue to manage the Global Allocation Fund and there will be no change in the advisory fee rates payable by the Global Allocation Fund to BlackRock as a result of the expiration of the sub-advisory agreements. References in the Funds and Eligible Portfolios table of the Prospectuses to BIM currently serving as a subadvisor to the Global Allocation Fund are hereby deleted.

BlackRock® High Yield V.I. Fund – Class I

Effective July 1, 2014, the sub-advisory agreements between BlackRock and BlackRock Financial Management, Inc. (“BFM”) with respect to the High Yield Fund is no longer in effect. BlackRock will remain as the investment adviser to the High Yield Fund and will provide investment advisory services to the High Yield Fund pursuant to the applicable investment advisory agreement currently in effect. The same portfolio management teams will continue to manage the High Yield Fund and there will be no change in the advisory fee rates payable by the High Yield Fund to BlackRock as a result of the sub-advisory agreements having ended. References in the Funds and Eligible Portfolios table of the Prospectuses to BFM currently serving as a subadvisor to the High Yield Fund are hereby deleted.

1 New York Life Lifetime Wealth Variable Universal Life does not offer BlackRock® High Yield V.I. Fund – Class I.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010